                                                               May 13, 2005
                                                                  Supplement

[MORGAN STANLEY GRAPHIC OMITTED]

   SUPPLEMENT DATED MAY 13, 2005 TO THE STATEMENT OF ADDITIONAL INFORMATION OF

        Active Assets California Tax-Free Trust, dated August 30, 2004
       Active Assets Government Securities Trust, dated August 30, 2004
Active Assets Institutional Government Securities Trust, dated August 30, 2004
        Active Assets Institutional Money Trust, dated August 30, 2004
               Active Assets Money Trust, dated August 30, 2004
              Active Assets Tax-Free Trust, dated August 30, 2004

     The disclosure in the Fund's Statement of Additional Information in the
section entitled "VI. Brokerage Allocation and Other Practices, F. "Revenue
Sharing," is hereby deleted and replaced with the following:

F. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other
Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the
Investment Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be different for different Intermediaries.

     Morgan Stanley DW has an arrangement whereby the Funds' investment adviser, out of its own assets, pays Morgan Stanley DW an amount up to 0.18%
annually of the value of the shares of the following money market funds held in
Morgan Stanley DW accounts: New York Municipal Money Market Trust; Tax-Free
Daily Income Trust; U.S. Government Money Market Trust; Liquid Asset Fund Inc.;
Active Assets Institutional Money Trust; Active Assets California Tax Free
Trust; Active Assets Government Securities Trust; Active Assets Tax Free Trust;
Active Assets Money Trust; Active Assets Institutional Government Securities
Trust; and California Tax-Free Daily Income Trust.

     In addition, for the Active Assets Institutional Government Securities
Trust and the Active Assets Institutional Money Trust, Morgan Stanley Funds'
Investment Manager pays Morgan Stanley DW an additional 0.03% annually of the value of shares held in Morgan Stanley DW accounts.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide
Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

     In addition to the payments described above, Morgan Stanley reports its business segment results utilizing an allocation methodology which reflects the economics of each business segment by representing transactions as if conducted between a Morgan Stanley business segment and an external party. Accordingly, for sales of Money Market Funds, an amount equal to a portion of the Fund's advisory fee is reflected, for financial reporting purposes only, as paid by the Investment Adviser to a Morgan Stanley business segment.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.